UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported): September 20, 2017

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On September 20, 2017, Dejana Truck & Utility Equipment Company, LLC (formerly known as Acquisition Delta LLC) (“Delta”) entered into a Second Amendment (the “Amendment”) to the Asset Purchase Agreement dated June 15, 2016 and amended on February 27, 2017 (the “Agreement”), with Peter Paul Dejana Family Trust 12/31/98 (the “Trust”), Peteco Kings Park Inc. (formerly known as Dejana Truck & Utility Equipment Company, Inc.) (“DTUENY”) and, solely in the capacity of appointed agent, Andrew Dejana.  Pursuant to the Agreement, Delta, a wholly-owned subsidiary of Douglas Dynamics, Inc. (the “Company”), acquired substantially all of the assets of DTUENY and specified entities directly or indirectly owned by the Trust on July 15, 2016.

As previously disclosed in the Company’s Current Reports on Form 8-K filed on June 20, 2016 and March 1, 2017, the Agreement, as amended, provided for potential earnout payments of up to $26.0 million in the aggregate, contingent on the financial performance of the acquired business for each of the fiscal years ending December 31, 2016, 2017 and 2018.  In light of the financial performance of the acquired business that occurred for the fiscal year ended December 31, 2016, as well as the Company’s expectation for the performance of the business for the years ended December 31, 2017, and December 31, 2018, the Company anticipates that a portion of the $16.0 million of the potential remaining earnout payouts could be unearned.  The Amendment extends the earnout measurement periods for an additional two years, namely the fiscal years ended December 31, 2019 and December 31, 2020, with the potential for the selling entities to earn up to 50% of the remaining earnout payments unearned based on the original earnout targets and measurement periods.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit listed in the exhibit index below is being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)

Second Amendment, dated September 20, 2017, to the Asset Purchase Agreement, dated June 15, 2016 and amended on February 27, 2017, among Dejana Truck & Utility Equipment Company, LLC (formerly known as Acquisition Delta LLC), Peter Paul Dejana Family Trust 12/31/98, Peteco Kings Park Inc. (formerly known as Dejana Truck & Utility Equipment Company, Inc.) and Andrew Dejana, as appointed agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: September 26, 2017	By:	James L. Janik
James L. Janik
Chairman, President and Chief Executive Officer